Exhibit 26(r):  Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 28 day of Nov., 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Carolyn M. Johnson

Carolyn M. Johnson, Director and President

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Michelle Matarazzo                                   Second Witness Signs:  /s/ Wanda Lueken

Printed name of witness:  Michelle Matarazzo                             Printed name of witness:  Wanda Lueken

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 28, 2016.

Personally Appeared Carolyn M. Johnson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 29 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

               /s/ Rodney O. Martin, Jr.

Rodney O. Martin. Jr., Director

Notary

State of New York

County of New York

On the 29th day of November in the year 2016, before me, the undersigned, personally appeared Rodney O. Martin, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Pier A. Moore Notary Public
/s/ Pier A. Moore Notary Public, Kings Cty. No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 22nd day of Nov., 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Charles P. Nelson

Charles P. Nelson, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:  /s/ Susan McNamara                                      Second Witness Signs:  /s/ Jill Johnson

Printed name of witness:  Susan McNamara                                 Printed name of witness:  Jill Johnson

State of Connecticut)

County of Hartford  )  ss:  at Windsor on Nov. 22, 2016

Personally Appeared Charles P. Nelson, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Mary L. Grimaldi Notary Public	Mary L. Grimaldi Notary Public, State of Connecticut Commission Expires: 11/30/20

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 22 day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Chetlur S. Ragavan

Chetlur S. Ragavan, Director

Notary

State of New York

County of New York

On the 22nd day of November in the year 2016, before me, the undersigned, personally appeared Chetlur S. Ragavan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Pier A. Moore Notary Public	Pier A. Moore Notary Public, Kings County No. 01MO6115336 Qualified in Kings County Certificate Filed in New York County Commission Expires Sept. 7, 2020

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 2 day of December, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

     /s/ Michael S. Smith

Michael S. Smith, Director

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby ratify and confirm on this 21st day of November, 2016, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ C. Landon Cobb, Jr.

C. Landon Cobb, Jr, Senior Vice President and Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Diana Blackman                                                                            Signature of Witness #1
Diana Blackman                                                                                 Printed or typed name of Witness #1
5780 Powers Ferry Road                                                                    Address of Witness #1
Atlanta, GA 30327

/s/ Wendy Waterman                                                                         Signature of Witness #2
Wendy Waterman                                                                               Printed or typed name of Witness #2
5780 Powers Ferry Road                                                                    Address of Witness #2
Atlanta, GA 30327

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY:  ReliaStar Life Insurance Company

INDIVIDUALS WITH POWER OF ATTORNEY:  J. Neil McMurdie, Brian H. Buckley, Megan A. Huddleston, Christopher J. Madin, Peter M. Scavongelli and Justin A. Smith

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

002-66542	033-09153	033-65870	333-47094	333-100207	333-105319
002-75185	033-57244	033-69892	333-69431	333-100208	333-120636
002-95392	033-73058	333-18517	333-92000	333-100209

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02997	811-03341	811-04208	811-04855	811-08224	811-09002

I hereby appoint the above-named individuals to act as my attorney(s)-in-fact, ratify and confirm on this 29th day of November, 2016, my signature as it may be signed by my said attorney(s)-in-fact to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz

Michael R. Katz, Senior Vice President and Chief Financial Officer

STATE OF MINNESOTA        )
                                                ) SS.

COUNTY OF HENNEPIN       )

The foregoing instrument was acknowledged before me this 29th day of November, 2016, by Michael R. Katz.

JENNIFER M. OGREN Notary Public Minnesota My Commission Expires January 31, 2020	/s/ Jennifer M. Ogren Jennifer M. Ogren Notary Public